UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 17, 2011
Date of Report
(Date of earliest event reported)
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CORE-MARK HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)
(650) 589-9445
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 17, 2011, the Board of Directors (the “Board”) of Core-Mark Holding Company, Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, appointed Mr. Robert G. Gross, 53, to the Board as an independent director. Mr. Gross has served as Chief Executive Officer of Monro Muffler Brake, Inc., an undercar service provider headquartered in Rochester, New York, since 1999 and as its Chairman of the Board since 2007. Prior to joining Monro Muffler Brake, Mr. Gross was Chairman and Chief Executive Officer of Tops Appliance City, Inc., a consumer electronics and appliance store chain, from 1995 to 1998. Mr. Gross also held various management positions with Eye Care Centers of America, Inc., a San Antonio, Texas based optometry company owned by Sears, Roebuck & Co., including President and Chief Operating Officer from 1992 through 1994, Executive Vice President and Chief Operating Officer from 1991 through 1992 and Senior Vice President from 1990 through 1991. Mr. Gross received a Bachelor of Science degree and a Masters of Business Administration degree from The State University of New York at Buffalo.

In connection with his appointment to the Board, Mr. Gross has also been appointed to the Audit Committee and Compensation Committee of the Board. The authorized size of the Board has also been increased from seven to eight directors.

Mr. Gross shall receive the Company's standard non-employee director compensation package, which includes an annual retainer of $40,000 and a fee of $1,500 per meeting attended. In addition, Mr.
Gross has received a grant of 7,500 options to purchase the Company's common stock under the Company's 2010 Long-Term Incentive Plan with an exercise price of $32.78.  One-third of the options awarded vest as of October 17, 2012 and the remaining two-thirds vest in equal quarterly installments over the eight succeeding quarters thereafter.

A copy of the press release announcing the election of Mr. Gross is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

The following is filed as an exhibit to this report:

Number    Description

99.1	Press Release of Core-Mark Holding Company, Inc. dated October 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: October 18, 2011	By:	/S/ CHRISTOPHER MILLER
	Name:	Christopher Miller
	Title:	Vice President, Chief Accounting Officer